UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2008

ZULU ENERGY CORP.
(Exact name of registrant as specified in its charter)

Colorado	000-52272	20-3437301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 122 N. Main Street, Sheridan, Wyoming 82801
(Address of principal executive offices) (zip code)

(307) 751-5517
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Employment Agreement with Mr. Paul Stroud

On April 15, 2008, the Board of Directors (the “Board”) of Zulu Energy Corp. (the “Company”) approved an employment agreement with Paul Stroud, the Company’s Chief Executive Officer, to be effective March 1, 2008 that supersedes and replaces the employment agreement entered into between the Company and Mr. Stroud on September 24, 2007.

Under Mr. Stroud’s new employment agreement, Mr. Stroud will receive an annual salary based on certain financings achieved by the Company. If the Company consummates a financing less than $5 million, he will receive an annual salary of $180,000. If the Company consummates a financing between $5 million and $10 million, Mr. Stroud’s annual salary will be $240,000. If the Company consummates a financing in excess of $10 million, Mr. Stroud’s annual salary will be $300,000. Mr. Stroud will receive a signing bonus of $100,000 following the consummation by the Company of a $5 million financing. Mr. Stroud is also eligible to receive an annual bonus at the discretion of the Board. Mr. Stroud was also granted stock options to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share. Mr. Stroud may exchange these stock options for incentive stock options following the implementation of a stock option plan by the Company. Pursuant to his employment agreement, the Board also approved the grant to Mr. Stroud of 2,000,000 shares of common stock that will be subject to restrictions to be determined and will vest as follows: 800,000 shares (40%) on January 1, 2009; 600,000 shares (30%) on January 1, 2010 and the remaining 600,000 shares (30%) on January 1, 2011. In addition, Mr. Stroud is entitled to the coverage or benefits under any and all employee benefits plans maintained by the Company.

The foregoing is qualified in its entirety by reference to the Employment Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreement with Mr. James Hostetler

On April 15, 2008, the Board appointed James Hostetler as Executive Vice President of the Company and approved an employment agreement with Mr. Hostetler, to be effective March 1, 2008. Under Mr. Hostetler’s employment agreement, he will receive an annual salary equal to $180,000. Mr. Hostetler is also eligible to receive an annual bonus at the discretion of the Board. Mr. Hostetler was also granted stock options to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share. Mr. Hostetler may exchange these stock options for incentive stock options following the implementation of a stock option plan by the Company. Pursuant to his employment agreement, the Board also approved the grant to Mr. Hostetler of 1,900,000 shares of common stock that will be subject to restrictions to be determined and will vest as follows: 800,000 shares (40%) on January 1, 2009; 600,000 shares (30%) on January 1, 2010 and the remaining 600,000 shares (30%) on January 1, 2011. In addition, Mr. Hostetler is entitled to the coverage or benefits under any and all employee benefits plans maintained by the Company.

The foregoing is qualified in its entirety by reference to the Employment Agreement, which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreement with Mr. Keith Reeves

On April 15, 2008, the Board appointed Keith Reeves as Vice President, Exploration of the Company and approved an employment agreement with Mr. Reeves, to be effective March 1, 2008. Under Mr. Reeves’s employment agreement, he will receive an annual salary based on certain financings achieved by the Company. If the Company consummates a financing less than $5 million, Mr. Reeves will receive an annual salary of $180,000. If the Company consummates a financing between $5 million and $10 million, Mr. Reeves’ annual salary will be $240,000. If the Company consummates a financing in excess of $10 million, Mr. Reeves’ annual salary will be $300,000. Mr. Reeves will receive a signing bonus of $100,000 following the consummation by the Company of a $5 million financing. Mr. Reeves is also eligible to receive an annual bonus at the discretion of the Board. Mr. Reeves was also granted stock options to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share. Mr. Reeves may exchange these stock options for incentive stock options following the implementation of a stock option plan by the Company. Pursuant to his employment agreement, the Board also approved the grant to Mr. Reeves of 2,050,000 shares of common stock that will be subject to restrictions to be determined and will vest as follows: 800,000 shares (40%) on January 1, 2009; 600,000 shares (30%) on January 1, 2010 and the remaining 600,000 shares (30%) on January 1, 2011. In addition, Mr. Reeves is entitled to the coverage or benefits under any and all employee benefits plans maintained by the Company.

The foregoing is qualified in its entirety by reference to the Employment Agreement, which is being filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Under each of the foregoing employment agreements, each of Messrs. Stroud, Hostetler and Reeves may terminate their employment agreements with the Company upon thirty days’ notice. Upon such termination any unvested common stock or options to purchase common stock become immediately vested. The foregoing employees are also eligible to receive twelve months severance, full vesting of any unvested options or stock and registration of any shares of common stock (if such shares have not been previously registered) granted under their respective employment agreement in the event the employee is terminated without cause. Additionally, any stock options held by the employee will be exercisable for three additional years following termination without cause. Each employment agreement also contains a restrictive covenant.

Item 3.02.	Unregistered Sale of Equity Securities

The grants of stock options and shares of common stock made by the Company to Messrs. Stroud, Hostetler and Reeves pursuant to the employment agreements described in Item 1.01 above were issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On April 15, 2008, the Board appointed Brian Hughes as a member of the Board to serve until the next annual meeting of shareholders or his successor is duly elected and qualified. It is expected that Mr. Hughes will serve on one or more committees of the Board, but that determination has not yet been made.

Mr. Hughes is 53 years old and is the Chairman of the Board of Directors of Tatonka Oil & Gas, Inc. (a public company traded on the OTCBB) since October 30, 2006. Mr. Hughes is the president of Hughes Ventures, which is the general partner of LMA Hughes LLLP, a principal shareholder of the Company. Mr. Hughes studied at West Point from 1973 to 1977 and graduated with a BSc in Engineering. Mr. Hughes studied at the University of Texas from 1983 to 1985 and graduated with an MSc in Petroleum Engineering at the University of Texas. He has been an independent oil and gas investor since 2000. Mr. Hughes prior employment included three years as a Petroleum Engineer at Shell before embarking on a career as an independent petroleum engineer for eighteen years. Mr. Hughes had central roles at Pennaco Energy, Ultra Petroleum and J.M. Huber Corporation.

Mr. Hughes, along with his children, control LMA Hughes LLLP, which is our largest shareholder. The Company has also borrowed $253,083 from LMA Hughes LLLP and is obligated to repay this amount.

The description of the terms of the employment agreements described in Item 1.01 above are incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Descriptions

10.1	Employment Agreement, dated effective March 1, 2008, by and between Zulu Energy Corp. and Paul Stroud.

10.2	Employment Agreement, dated effective March 1, 2008, by and between Zulu Energy Corp. and James Hostetler.

10.3	Employment Agreement, dated effective March 1, 2008, by and between Zulu Energy Corp. and Kevin Reeves.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZULU ENERGY CORP.

Dated: April 21, 2008	By:	/s/ Satyendra Deshpande
Name: Satyendra Deshpande
Title: Chief Financial Officer

Exhibit List

10.1	Employment Agreement, dated effective March 1, 2008, by and between Zulu Energy Corp. and Paul Stroud

10.2	Employment Agreement, dated effective March 1, 2008, by and between Zulu Energy Corp. and James Hostetler.

10.3	Employment Agreement, dated effective March 1, 2008, by and between Zulu Energy Corp. and Kevin Reeves.